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                                                                      EXHIBIT 23
                              ACCOUNTANTS' CONSENT



       We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-32563) of the H. J. Heinz Company SAVER Plan of our report dated June 14, 2002 relating to the financial statements of the
H. J. Heinz Company SAVER Plan which appears in this Form 11-K.




                                                 /s/  PricewaterhouseCoopers LLP





Pittsburgh, Pennsylvania
June 28, 2002







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